United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       March 26, 2008

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code    (512) 531-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

    On March 26, 2008, Perficient, Inc.’s Board of Directors (the “Board”) authorized the repurchase of up to $10.0 million of the Company’s common stock (the “Stock Repurchase Program”).  A copy of the press release issued by the Company concerning the Stock Repurchase Program is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Perficient, Inc. Press Release, dated March 27, 2008, announcing the Stock Repurchase Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: March 27, 2008	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Perficient, Inc. Press Release, dated March 27, 2008, announcing the Stock Repurchase Program